UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2017

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2017, Perrigo Company plc (the “Parent”) announced the forthcoming retirement of John T. Hendrickson as the Chief Executive Officer of the Parent and the President of Perrigo Management Company, a Michigan corporation and a subsidiary of the Parent (the “Company”). Until such date as his successor commences employment, and for up to 60 days thereafter (at the discretion of such successor) (such date, the “Transition Date”), Mr. Hendrickson has agreed to continue to serve as Chief Executive Officer and a director of the Parent and as President of the Company and assist with a seamless transition. The Nominating & Governance Committee of the Parent’s Board of Directors, together with the Board’s Chairman, is leading the succession planning process and search for Mr. Hendrickson’s successor.

In connection with Mr. Hendrickson’s forthcoming retirement, the Parent, the Company and Mr. Hendrickson entered into an amendment, dated June 5, 2017 (the “Employment Agreement Amendment”), to Mr. Hendrickson’s employment agreement, effective as of August 3, 2016 (the “Employment Agreement”), which provides that if Mr. Hendrickson remains employed through the Transition Date, he will be deemed to have been terminated without cause and he will receive the separation payments and benefits to which he is entitled pursuant to Section 5(a) of his Employment Agreement; provided, however, that any then-outstanding equity awards will be treated pursuant to the provisions for “Retirement” (as defined in the applicable equity incentive plans and award agreements).

The foregoing summary of the Employment Agreement Amendment is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Parent’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Parent or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Parent has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Parent believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Parent’s control, including: the timing, amount and cost of any share repurchases; future impairment charges; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than we do; pricing pressures from customers and consumers; potential third-party claims and litigation, including litigation relating to our restatement of previously-filed financial information; potential impacts of ongoing or future government investigations and regulatory initiatives; general economic conditions; fluctuations in currency exchange rates and interest rates; the consummation of announced acquisitions or dispositions, and our ability to realize the desired benefits thereof; our ability to achieve our guidance; our ability to execute and achieve the desired benefits of announced cost-reduction efforts and other initiatives; and the timing and expense to complete the announced tender offer for certain of our outstanding notes. In addition, the Parent may identify and be unable to remediate one or more material weaknesses in its internal control over financial reporting. Furthermore, the Parent and/or its subsidiaries may incur additional tax liabilities in respect of 2016 and prior years as a result of any restatement or may be found to have breached certain provisions of Irish company legislation in respect of prior financial statements and if so may incur additional expenses and penalties. These and other important factors, including those discussed under “Risk Factors” in the Parent’s Form 10-K for the year ended December 31, 2016, as well as the Parent’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Parent disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01.	Other Events.

A copy of the press release issued by the Parent on June 5, 2017 relating to the management change described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1 to Employment Agreement, effective as of June 5, 2017, made by and among Perrigo Company plc, Perrigo Management Company and John T. Hendrickson.

99.1	Press release issued by Perrigo Company plc on June 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Dated: June 5, 2017		Todd W. Kingma
Executive Vice President, General Counsel and Secretary

Exhibit Index

10.1	Amendment No. 1 to Employment Agreement, effective as of June 5, 2017, made by and among Perrigo Company plc, Perrigo Management Company and John T. Hendrickson.

99.1	Press release issued by Perrigo Company plc on June 5, 2017.